UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): February 20, 2013

UNIFIED GROCERS, INC.

(Exact name of registrant as specified in its charter)

California	000-10815	95-0615250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Sheila Street, Commerce, CA 90040

(Address of principal executive offices) (Zip Code)

(323) 264-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.07. Submission of Matters to a Vote of Security Holders

Item 7.01. Regulation FD Disclosure

Item 9.01. Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1 Press release dated February 20, 2013

EXHIBIT 99.2 Press release dated February 25, 2013

EXHIBIT 99.3 Press release dated February 25, 2013

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual shareholders meeting held on February 20, 2013, Alfred A. Plamann, Chief Executive Officer, informed Unified Grocers, Inc. (the “Company”) of his intention to retire from the Company effective May 1, 2013.

At a Board of Directors meeting immediately following the annual shareholders meeting, Robert M. Ling, Jr. was named to the position of Chief Executive Officer, President & General Counsel effective May 1, 2013.

Mr. Ling, 55, has served as President & General Counsel since June 15, 2011 and served as Executive Vice President, General Counsel and Secretary of the Company (formerly known as Unified Western Grocers, Inc.) since 1996.

As of the time of the filing of this report, the Company has not entered into any material compensatory agreement, or materially amended such an agreement, with Mr. Ling in relation to his new position.

Also at the Board of Directors meeting, the directors re-elected Richard E. Goodspeed, Principal, Goodspeed & Associates, as Chairman of the Board of Unified Grocers. Goodspeed has served as Chairman of Unified’s Board since 2010. The directors also re-elected Louis A. Amen, Chairman of the Board, Super A Foods, Inc., as First Vice Chairman and elected Jay T. McCormack, President and Chief Executive Officer, Rio Ranch Markets, as Second Vice Chairman.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Unified Grocers, Inc. held its annual meeting of shareholders on February 20, 2013. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934. The purpose of the annual meeting was to elect the Board of Directors for the ensuing year.

The final results of the votes are:

1. Election of Directors

Class A Directors	Votes For	Withheld Authority
Louis A. Amen	94,500	5,950
John Berberian	95,200	5,250
Oscar Gonzalez	94,850	5,600
Richard E. Goodspeed	95,200	5,250
Paul Kapioski	95,200	5,250
Mark Kidd	94,850	5,600
John D. Lang	95,200	5,250
Jay T. McCormack	94,500	5,950
John Najjar	94,850	5,600
Thomas S. Sayles	95,200	5,250
Michael S. Trask	95,200	5,250
Kenneth Ray Tucker	94,500	5,950
Richard L. Wright	95,200	5,250

Class B Directors	Votes For	Withheld Authority
Darioush Khaledi	314,099	10,242
Mimi R. Song	314,099	10,242
Robert E. Stiles	314,099	10,242

Item 7.01.	Regulation FD Disclosure.

On February 20, 2013, the Company issued a press release to announce the retirement of Alfred A. Plamann from the position of Chief Executive Officer, effective May 1, 2013. On February 25, 2013, the Company issued press releases to announce the appointment of Robert M. Ling, Jr. as Chief Executive Officer, President and General Counsel of the Company effective May 1, 2013 and the election of the Board of Directors and the Board of Directors’ election of the Chairman, First Vice Chairman and Second Vice Chairman. Copies of the press releases are furnished as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, is being furnished and will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in Item 7.01, Exhibit 99.1, Exhibit 99.2 or to Exhibit 99.3. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release, issued by the Registrant, dated February 20, 2013.

99.2	Press release, issued by the Registrant, dated February 25, 2013.

99.3	Press release, issued by the Registrant, dated February 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2013	UNIFIED GROCERS, INC.

	By	/s/ Robert M. Ling, Jr.
Robert M. Ling, Jr. President and General Counsel